Exhibit 1

                            AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, $0.01 par value per share, of WHX Corporation, a Delaware corporation.

Dated:   January 4, 2007

                          WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                          By:   Wynnefield Capital Management, LLC,
                                General Partner

                                By:  /s/ Nelson Obus
                                     -------------------------------------------
                                     Nelson Obus, Managing Member

                          WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                          By:   Wynnefield Capital Management, LLC,
                                General Partner

                                By:  /s/ Nelson Obus
                                     -------------------------------------------
                                     Nelson Obus, Managing Member

                          WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                          By:   Wynnefield Capital, Inc.

                                By:  /s/ Nelson Obus
                                     -------------------------------------------
                                     Nelson Obus, President


                          WYNNEFIELD CAPITAL MANAGEMENT, LLC

                          By:  /s/ Nelson Obus
                               -------------------------------------------------
                               Nelson Obus, Managing Member


                          WYNNEFIELD CAPITAL, INC.

                          By:  /s/ Nelson Obus
                               -------------------------------------------------
                               Nelson Obus, President